                                                                  Exhibit 99.1

Form of consent for logo:

     The undersigned, as an authorized representative of Bluestone Software, hereby consents to the use of the Bluestone Software logo in the registration statement on Form S-1 (Registration No. 333-69261) and all amendments thereto (the "Registration Statement") of Intraware, Inc., and further consents to the inclusion of this consent as an exhibit to such Registration Statement.


                                           Bluestone Software

                       (Signature)     By:       /s/ Sheila Potter
                                             ---------------------------------

                                       Name:        Sheila Potter
                                             ---------------------------------

                                       Title:  Channel Sales Manager
                                             ---------------------------------
                                       Date:        2/22/99
                                             ---------------------------------